Exhibit 99.2

February 4, 2013 Cowen Group, Inc. Investor Presentation on the Acquisition of Dahlman Rose & Co.

Cautionary Notice Regarding Forward-Looking Statements This presentation may contain forward-looking statements including statements relating to the market opportunity and future business prospects of Cowen and Dahlman Rose. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Consequently, all forward-looking statements made during this communication are qualified by those risks, uncertainties and other factors. Actual results may differ materially and reported results should not be considered an indication of future performance. Please reference the SEC filings of Cowen, which is available on its website, for detailed descriptions of factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Certain statements in this communication relate to future results that are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Except for the ongoing obligations of Cowen and Dahlman Rose to disclose material information under the federal securities laws, neither Cowen nor Dahlman Rose undertakes any obligation to release any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law. 2

3 “At Cowen, we are dedicated to providing our clients with access to unparalleled domain knowledge, thoughtful advice and practical insights that will enable them to be better investors, business operators and decision makers.”

4 Transaction Details Transaction Cowen Group to acquire 100% of issued and outstanding equity of Dahlman Rose Definitive agreement signed; approved by Cowen Group Board of Directors Consideration • All-stock; financial terms undisclosed Approvals Subject to customary closing conditions and regulatory approvals Timetable Anticipate closing in the first quarter of 2013

5 Cowen & Company – The Premier Growth Investment Bank A research-driven, growth-oriented investment bank focused on 4 sectors: healthcare, technology/media/telecom, A&D/industrials and consumer Research 29 research analysts covering 400+ companies Equity Sales and Trading 130+ sales and trading professionals Traditional cash equities and options businesses Investment Banking and Capital Markets 80+ sector and product specialists Industry leading equity underwriting capabilities Growing presence in debt underwriting for the middle market The only investment bank focused on energy, metals and mining, transportation, chemicals and agriculture Research 11 research analysts with approximately 270 companies under coverage Equity Sales and Trading 34 sales and trading professionals specializing in equity and options Deep sector knowledge and buyside relationships Investment Banking and Capital Markets Established brand in Marine Transportation, Emerging Mining, Energy and Airlines Little overlap in primary revenue generating sectors Significant cost synergies to be realized as a combined organization

6 Strategically Compelling Combination Highly Complementary Businesses Ability to expand client reach, without compromising quality of product or service Banking - Significant opportunity to cross sell Cowen equity and debt capital markets capabilities Equities - Deep buy side relationships – overlapping clients are complementary, opportunity cross sell to non-overlapping accounts Research - Highly respected research franchise complements Cowen’s existing high quality research platform reaffirms Cowen’s commitment to provide high quality, alpha generating ideas to clients that care about active management Gain Access to the Natural Resources Supply Chain Energy, metals and mining, transportation, chemicals and agriculture sectors are a strong and natural complement to Cowen’s focus on growth sectors Diversifies Cowen’s existing revenue base, while maintaining focus on fundamental investment sectors Natural resources supply chain to be a critical part of US capital raising over the foreseeable future Cowen/Ramius has had historical success investing in the natural resource supply chain as a principal Value Creation and Synergies Significant operating synergies to be realized as a combined organization Meaningful earnings potential by driving top-line revenue and leveraging the combined fixed costs of each organization

7 Culturally Aligned Organizations are a Positive for Integration Clients Shared commitment to exceptional level of client services Focused on building strong and lasting client relationships Best performers from both Cowen and Dahlman Rose will drive future growth Banking Cowen’s Co-heads of Investment Banking and Head of Global Capital Markets to work closely with senior bankers at Dahlman Rose Dahlman Rose to be integrated into Cowen platform, subject to regulatory approvals Dahlman Rose bankers will head three new verticals in their respective sectors: Energy, Metals & Mining and Transportation Equities Cowen’s Co-heads of Equities to work with the sales and trading teams on a number of different fronts to ensure a successful integration Dahlman Rose to be integrated into Cowen platform, subject to regulatory approvals Significant opportunities to monetize the respective account relationships Research and sales will be mapped into clients using Cowen’s new mapping tool Research Cowen’s Director of Research to work closely with Dahlman Rose research analysts to integrate them into the Cowen platform Strong and seasoned analysts, well-known within the industry Significant upside once integrated into the Cowen research platform, subject to regulatory approvals

8 Cowen Has Successfully Integrated A Number of Significant Transactions Acquired KDC Securities – September 28, 2012 Financial terms of transaction undisclosed Acquired Algorithmic Trading Management - January 17, 2012 Financial terms of transaction undisclosed Acquired LaBranche & Co Inc. – February 17, 2011 Stock-for-stock merger transaction valued at approximately $192.8 million Merger of Ramius LLC and Cowen Group Inc. – November 2, 2009 Stock-for-stock merger transaction valued at approximately $295 million

COWEN GROUP

Investment Banking and Capital Markets – Already Top 10 Non-Bulge Equity Underwriter in Core Sectors

COWEN GROUP

All Cowen Sectors – 2012

	Firm	Total #	Fees (Est.)	Mkt Share by Fees	Fees per #
1.	JP Morgan	53	178.2	12.9%	3.4
2.	Morgan Stanley	38	139.6	10.1%	3.7
3.	Goldman Sachs	32	117.6	8.5%	3.7
4.	Credit Suisse	42	93.5	6.8%	2.2
5.	BofA / Merrill Lynch	37	92.0	6.7%	2.5
6.	Deutsche Bank	39	80.3	5.8%	2.1
7.	Citi	35	71.3	5.2%	2.0
8.	Barclays	25	57.1	4.1%	2.3
9.	UBS	18	21.4	1.6%	1.2
	Total Bulge Banks		**$ 851.0**	**61.7%**	**$ 2.7**
1.	Jefferies	44	77.1	5.6%	1.8
2.	Piper Jaffray	44	58.6	4.2%	1.3
3.	Stifel Nicolaus Weisel	50	50.2	3.6%	1.0
4.	**Cowen**	**42**	**37.2**	**2.7%**	**0.9**
5.	Leerink	29	29.8	2.2%	1.0
6.	William Blair	39	27.8	2.0%	0.7
7.	RBC	26	20.0	1.4%	0.8
8.	Needham	30	17.2	1.2%	0.6
9.	Canaccord	35	16.2	1.2%	0.5
10.	Lazard	20	15.5	1.1%	0.8
11.	JMP Securities	29	15.3	1.1%	0.5
12.	Wells Fargo	19	14.7	1.1%	0.8
13.	Baird	16	14.0	1.0%	0.9
14.	Oppenheimer & Co.	29	13.1	0.9%	0.5
15.	Raymond James	19	9.7	0.7%	0.5
16.	Roth	22	8.5	0.6%	0.4
17.	KeyBanc Capital Markets	9	5.6	0.4%	0.6
18.	Rodman & Renshaw	7	1.9	0.1%	0.3
19.	FBR	2	0.9	0.1%	0.4
20.	Cantor Fitzgerald	3	0.5	0.0%	0.2
21.	Merriman	1	0.3	0.0%	0.3
22.	Gleacher	-	-	-	-
23.	Keefe Bruyette & Woods	-	-	-	-
	Other Banks		*94.7*	*6.9%*	
	Total Small / Mid-Sized Banks		**$ 528.8**	**38.3%**	**$ 0.8**
	Total Sector	**257**	**$ 1,379.8**		**$ 5.4**
	- IPOs	*70*	*$ 573.5*	*42%*	*$ 8.2*
	- Follow-Ons	*187*	*$ 806.3*	*58%*	*$ 4.3*

DAHLMAN ROSE & CO.

Dahlman Rose Sectors – 2012

	Firm	Total #	Fees (Est.)	Mkt Share by Fees	Fees per #
1.	Morgan Stanley	45	149.3	12.0%	3.3
2.	Citi	53	111.8	9.0%	2.1
3.	Credit Suisse	48	101.0	8.1%	2.1
4.	BofA / Merrill Lynch	51	95.0	7.6%	1.9
5.	Barclays	50	90.5	7.3%	1.8
6.	JP Morgan	43	73.3	5.9%	1.7
7.	Goldman Sachs	37	71.3	5.7%	1.9
8.	UBS	43	65.4	5.3%	1.5
9.	Deutsche Bank	42	49.0	3.9%	1.2
	Total Bulge Banks		**$ 806.7**	**64.9%**	**$ 2.0**
1.	Wells Fargo	62	83.5	6.7%	1.3
2.	RBC	64	77.2	6.2%	1.2
3.	Raymond James	42	51.5	4.1%	1.2
4.	Jefferies	10	19.0	1.5%	1.9
5.	Baird	28	16.4	1.3%	0.6
6.	Stifel Nicolaus Weisel	25	13.8	1.1%	0.6
7.	Oppenheimer & Co.	19	11.6	0.9%	0.6
8.	**Dahlman Rose**	**15**	**6.4**	**0.5%**	**0.4**
9.	Roth	7	4.4	0.4%	0.6
10.	KeyBanc Capital Markets	4	4.0	0.3%	1.0
11.	William Blair	7	3.8	0.3%	0.5
12.	Piper Jaffray	2	3.6	0.3%	1.8
13.	Lazard	5	2.9	0.2%	0.6
14.	Canaccord	4	2.2	0.2%	0.6
15.	FBR	1	0.7	0.1%	0.7
16.	Needham	1	0.6	0.1%	0.6
17.	Keefe Bruyette & Woods	1	0.3	0.0%	0.3
18.	Cantor Fitzgerald	-	-	-	-
19.	**Cowen**	-	-	-	-
20.	Gleacher	-	-	-	-
21.	JMP Securities	-	-	-	-
22.	Merriman	-	-	-	-
23.	Rodman & Renshaw	-	-	-	-
	Other Banks		*134.9*	*10.8%*	
	Total Small / Mid-Sized Banks		**$ 436.9**	**35.1%**	**$ 1.0**
	Total Sector	**148**	**$ 1,243.6**		**$ 8.4**
	- IPOs	*31*	*$ 564.2*	*45%*	*$ 18.2*
	- Follow-Ons	*117*	*$ 679.3*	*55%*	*$ 5.8*

COWEN GROUP + DAHLMAN ROSE & CO.

All Cowen / Dahlman Rose Sectors – 2012

	Firm	Total #	Fees (Est.)	Mkt Share by Fees	Fees per #
1.	Morgan Stanley	80	280.0	11.0%	3.5
2.	JP Morgan	93	240.1	9.4%	2.6
3.	Barclays	74	145.6	5.7%	2.0
4.	Citi	85	176.9	7.0%	2.1
5.	BofA / Merrill Lynch	85	181.0	7.1%	2.1
6.	Goldman Sachs	68	185.9	7.3%	2.7
7.	Credit Suisse	87	188.0	7.4%	2.2
8.	Deutsche Bank	80	128.3	5.0%	1.6
9.	UBS	61	86.8	3.4%	1.4
	Total Bulge Banks		**$ 1,612.6**	**63.4%**	**$ 2.3**
1.	Wells Fargo	81	98.2	3.9%	1.2
2.	RBC	89	96.1	3.8%	1.1
3.	Jefferies	52	92.3	3.6%	1.8
4.	Raymond James	59	59.2	2.3%	1.0
5.	Stifel Nicolaus Weisel	72	61.3	2.4%	0.9
6.	Piper Jaffray	45	56.4	2.2%	1.3
7.	**Cowen / Dahlman Rose**	**55**	**41.1**	**1.6%**	**0.7**
8.	William Blair	41	31.4	1.2%	0.8
9.	Leerink	29	29.8	1.2%	1.0
10.	Baird	43	29.1	1.1%	0.7
11.	Oppenheimer & Co.	47	24.5	1.0%	0.5
12.	Canaccord	36	17.4	0.7%	0.5
13.	Needham	29	16.8	0.7%	0.6
14.	JMP Securities	28	15.0	0.6%	0.5
15.	Lazard	25	15.1	0.6%	0.6
16.	Roth	27	13.0	0.5%	0.5
17.	KeyBanc Capital Markets	15	9.3	0.4%	0.6
18.	FBR	6	3.1	0.1%	0.5
19.	Rodman & Renshaw	7	1.9	0.1%	0.3
20.	Keefe Bruyette & Woods	1	0.6	0.0%	0.6
21.	Cantor Fitzgerald	3	0.5	0.0%	0.2
22.	Merriman	1	0.3	0.0%	0.3
23.	Gleacher	-	-	-	-
	Other Banks		*218.0*	*8.6%*	
	Total Small / Mid-Sized Banks		**$ 930.7**	**36.6%**	**$ 0.9**
	Total Sector	**384**	**$ 2,543.3**		**$ 6.6**
	- IPOs	*100*	*$ 1,130.6*	*44%*	*$ 11.3*
	- Follow-Ons	*284*	*$ 1,412.7*	*56%*	*$ 5.0*

Note: ECM Analytics as of December 31, 2012. Includes priced IPOs and follow-ons in Cowen sectors from issuers with market values less than $5 billion. Excludes registered directs and PIPEs. Cowen sectors include health care, technology/media/telecommunications, aerospace & defense and consumer. Dahlman Rose sectors include: metals, mining, energy , transportation, chemicals and agriculture

9

Investment Banking and Capital Markets – Greenfield Opportunities in DCM and ECM Source: CapitalIQ. Excludes bulge banks. Average Annual Capital Markets Opportunity (Ex-Bulge Banks) Sector Ttl Capital Mkts Transaction Value ($MM) (3Y) Number of Transactions (3Y) Avg Value per Transaction ($MM) Avg Fees Avg Fees per Transaction ($MM) Chemicals 8,577 78 110 1.52% 1.67 Energy 73,222 684 107 2.31% 2.47 Metals & Mining 10,728 68 158 2.57% 4.05 Precious Metals 2,414 30 80 4.69% 3.77 Transportation 7,454 71 105 2.13% 2.24 Marine Transportation 2,217 43 52 4.61% 2.38 TOTAL 104,613 974 107 2.41% 2.59 Significant DCM and ECM opportunity in Dahlman Rose’s sectors on the Cowen platform During 2010-2012, $105 billion in debt and equity was raised by non-bulge banks within Dahlman Rose’s sectors, representing $2 billion in fees With no debt practice, Dahlman Rose generated nominal fees during this period Dahlman’s equity fees during this period represented less than 3% of the overall fee pie Major untapped revenue opportunity 10

COWEN
GROUP

In the Last 3 Years, Cowen Has Become a Market Leader In Its Focus Sectors – The Same Can Be Done With the Natural Resources Supply Chain Sectors

Growth Sector Equity League Tables — All Roles

2010

Rank	Bank	Proceeds ($MM)	# of Deals
1	Piper Jaffray	$7,891.4	47
2	Stifel Nicolaus	7,611.4	46
3	Morgan Stanley	3,128.3	39
4	JPMorgan	6,066.5	35
5	Jefferies	5,831.0	33
6	Canaccord Genuity	5,355.6	31
7	Deutsche Bank	4,082.3	31
8	Roth Capital	3,685.2	24
9	BAML	1,934.8	22
10	Oppenheimer	2,442.2	21
11	Needham	724.8	19
12	Credit Suisse	2,773.3	19
13	William Blair	605.3	13
14	Barclays	472.3	12
15	**Cowen**	**439.0**	**8**
16	Goldman Sachs	424.9	8
17	Lazard Capital	651.6	7
18	UBS	186.7	6
19	Citi	151.6	6
20	Pacific Crest Sec.	140.3	5

2011

Rank	Bank	Proceeds ($MM)	# of Deals
1	Jefferies	$5,082.3	41
2	JPMorgan	7,296.3	34
3	Deutsche Bank	5,973.0	34
4	Morgan Stanley	7,579.7	33
5	William Blair	5,385.8	33
6	Piper Jaffray	4,514.3	33
7	Barclays	5,931.8	31
8	Stifel Nicolaus	4,267.8	31
9	Oppenheimer	3,465.7	31
10	Canaccord Genuity	2,566.4	28
11	Roth Capital	848.9	26
12	**Cowen**	**2,334.2**	**26**
13	BAML	5,674.2	25
14	RBC	3,996.5	25
15	Lazard Capital	2,640.2	25
16	Leerink Swann	2,570.0	24
17	Needham	2,194.1	23
18	Goldman Sachs	5,023.3	22
19	Citi	3,732.6	22
20	JMP Securities	1,692.1	21

2012

Rank	Bank	Proceeds ($MM)	# of Deals
1	JPMorgan	$7,018.9	47
2	Stifel Nicolaus	5,061.1	47
3	Jefferies	5,199.3	44
4	Piper Jaffray	3,621.8	43
5	**Cowen**	**3,641.5**	**42**
6	Deutsche Bank	4,867.7	37
7	Credit Suisse	5,344.7	35
8	Canaccord Genuity	2,715.9	34
9	BAML	5,011.4	33
10	William Blair	4,044.2	32
11	Morgan Stanley	5,329.5	31
12	Leerink Swann	2,284.0	30
13	Needham	2,328.5	29
14	Oppenheimer	2,018.0	28
15	Goldman Sachs	4,178.8	27
16	Citi	4,026.9	27
17	JMP Securities	2,017.9	26
18	RBC	3,050.4	25
19	Roth Capital	924.0	25
20	Pacific Crest Sec.	3,100.8	21

Source: ECM Analytics as of December 31, 2012. Includes priced IPOs and follow-ons in Growth sectors from issuers with market values less than $3 billion.
(a) Growth sectors include health care, technology/media/telecommunications, aerospace & defense and consumer.

11

COWEN
GROUP

US Research Platform — An Even Stronger Research Team

- Dahlman Rose's best in class research team brings the combined organization's senior research analyst total to 40

HEALTHCARE

Christine Arnold
Managed Care

Ken Cacciatore
Pharmaceuticals/ Specialty

Josh Jennings, MD
Medical Supplies & Devices

Phil Nadeau, Ph.D.
Biotechnology

Edward Nash
Biotechnology

Charles Rhyee
Healthcare Technology & Distribution

Shaun Rodriguez, Ph.D.
Life Science & Diagnostic Tools

Steve Scala, R.Ph., CFA
Pharmaceuticals/Major

Doug Schenkel
Life Science & Diagnostic Tools

Eric Schmidt, Ph.D.
Biotechnology

Simos Simeonidis, Ph.D.
Biotechnology

TECH/MEDIA/TELECOM

Tim Arcuri
Semiconductors Semiconductor Capital Equipment

John Blackledge
Internet

Douglas Creutz, CFA
Media

Peter Goldmacher
Software

Matthew Hoffman
Telecom Equipment/ Wireless

Moshe Katri
Computer Services & IT Consulting

Kevin Kopelman, CFA
Internet

Gregg Moskowitz, CFA
Software

Paul Silverstein
Data Networking/ Wireline Equipment

Rob Stone
Alternative Energy

Colby Synesael
Telecom Services

CONSUMER

Colin Guheen, CFA
Food Retailing/ Food & Drug Chains

John Kernan, CFA
Retailing/ Specialty Stores

Faye Landes
Apparel, Footwear & Textiles Retailing/ Specialty Stores

Paul Westra, CFA
Restaurants

INDUSTRIALS

Gautam Khanna
Aerospace & Defense Electronics

Cai von Rumohr
Aerospace & Defense Electronics

REITS

James Sullivan
REITs

ENERGY

James Crandell
Oilfield Services & Offshore Drilling

Peter Hatfield
Oilfield Services

Sam Margolin
Refining & Marketing

Nick Pope
Oil & Gas Exploration & Production

Asit Sen, CFA
Misc. Energy & Natural Resources

METALS & MINING

Adam Graf, CFA
Previous Metals & Emerging Miners

Charles Neivert
Agriculture & Chemicals

Anthony B. Rizzuto, Jr
Metals & Mining

Daniel Scott
Coal & Energy Metals

TRANSPORTATION

Helane Becker
Airlines, Aircraft, Container Leasing, Logistics & Air Freight

Jason Seidl
Rail & Trucking

12

COWEN
GROUP

US Research Platform – Authoritative Leader in Growth Equities in the US

- With an estimated 700+ companies under coverage post-closing, the combined company offers unparalleled access to domain knowledge without compromising quality
- Growth equities remains our focus – the combined organization will cover ~38% of the S&P 500

COWEN GROUP | Dahlman Rose & Co.

US Equity Research Platform - # of Companies Under Coverage


#15 & #20 in McLagan Rankings
JP Morgan 1048
BofA Merrill Lynch 1046
Stifel Nicolaus 986
Barclays 963
Raymond James 933
Citi 891
Goldman Sachs 856
Morgan Stanley 824
Sidoti & Company 820
RBC Capital Markets 820
Deutsche Bank 815
Credit Suisse 814
Jefferies 792
Wells Fargo 785
UBS 766
Cowen + Dahlman Rose 737
Robert W. Baird 641
BMO Capital Markets 545
Macquarie Research 510
Keybanc Capital Markets 507
Oppenheimer 501
William Blair & Company 499
Piper Jaffray 484
Cowen (1Q2013E) 464
Sterne Agee & Leach 449
Cowen (Current) 393
Dahlman Rose 273

 # Equity Analysts by Sector


11
12
1
3
2
5
4
2
Tech
Healthcare
FIG
Consumer
Aerospace & Defense/Industrials
Energy
Metals & Mining
Transportation

40 Total Analysts Across 8 Sectors

Source: Starmine, Thomson Reuters, August 2012, based on US companies under coverage. Cowen and Dahlman Rose as of December 2012

13

COWEN GROUP

US Equity Sales and Trading Platform — Deeper Relevance to Institutions

- Combined organization solidifying a top spot among the non-bulge US brokers
- Further distinguishing ourselves from the competition

COWEN GROUP

Composite U.S. Trading Vol. 2009-2012

	Rank	Broker	Trading Vol. (mm of Shares)	Market Share
Bulge Bracket	1	UBS	1,191,319	21.2%
	2	Credit Suisse	707,036	12.6%
	3	Citigroup	632,103	11.3%
	4	Merrill Lynch	597,514	10.6%
	5	Morgan Stanley	378,615	6.7%
	6	Goldman Sachs	358,520	6.4%
	7	Barclays	334,233	6.0%
	8	Deutsche Bank	273,448	4.9%
	9	JPMorgan	254,680	4.5%
	10	RBC	110,653	2.0%
	11	Jefferies	74,051	1.3%
Non-Bulge	12	Stifel Nicolaus	41,086	0.7%
	13	Cowen	28,160	0.5%
	14	HSBC	25,130	0.5%
	15	Oppenheimer	22,245	0.4%
	16	Raymond James	21,178	0.4%
	17	Wells Fargo	19,706	0.4%
	18	Robert W. Baird	19,677	0.4%
	19	Piper Jaffray	17,454	0.3%
	20	FBR	17,277	0.3%
	34	Dahlman Rose	5,373	0.1%

COWEN GROUP + DAHLMAN ROSE & CO.

Composite U.S. Trading Vol. 2009-2012

	Rank	Broker	Trading Vol. (mm of Shares)	Market Share
Bulge Bracket	1	UBS	1,191,319	21.2%
	2	Credit Suisse	707,036	12.6%
	3	Citigroup	632,103	11.3%
	4	Merrill Lynch	597,514	10.6%
	5	Morgan Stanley	378,615	6.7%
	6	Goldman Sachs	358,520	6.4%
	7	Barclays	334,233	6.0%
	8	Deutsche Bank	273,448	4.9%
	9	JPMorgan	254,680	4.5%
	10	RBC	110,653	2.0%
	11	Jefferies	74,051	1.3%
Non-Bulge	12	Stifel Nicolaus	41,086	0.7%
	13	Cowen / Dahlman Rose	33,533	0.6%
	14	Cowen	28,160	0.5%
	15	HSBC	25,130	0.5%
	16	Oppenheimer	22,245	0.4%
	17	Raymond James	21,178	0.4%
	18	Wells Fargo	19,706	0.4%
	19	Robert W. Baird	19,677	0.4%
	20	Piper Jaffray	17,454	0.3%
	35	Dahlman Rose	5,373	0.1%

Source: Aggregate equity trading volume for U.S. listed and Nasdaq securities per Bloomberg. Trading ranks include investment banks only. Excludes investment banks with fewer than five bookrun equity transactions since 2009

14

Equities Trading Volume per Research Analysts — Peer Comparison

- Our sales and trading team are more relevant than our peer group with substantially more trading volume per analyst
- We expect this measure to increase further once the Dahlman Rose is fully integrated onto the Cowen platform

COWEN GROUP

Composite U.S. Trading Vol. 2009-2012

Rank	Broker	Trading Vol. (mm of Shares)	Market Share	# of Reseach Analysts *	Vol. per Analyst (mm)
1	Cowen	28,160	0.5%	26	1,083
2	Jefferies	74,051	1.3%	126	588
3	Leerink	7,484	0.1%	13	576
4	Piper Jaffray	17,454	0.3%	31	563
5	Oppenheimer	22,245	0.4%	40	556
6	Raymond James	21,178	0.4%	50	424
7	Robert W. Baird	19,677	0.4%	47	419
8	Dahlman Rose	5,373	0.1%	13	413
9	Stifel Nicolaus / KBW	54,334	1.0%	132	412
10	William Blair	10,010	0.2%	34	294
11	Lazard	6,962	0.1%	28	249
12	JMP Securities	5,222	0.1%	26	201
13	Needham & Co	3,653	0.1%	21	174
14	Roth	1,348	0.0%	24	56

COWEN GROUP | DAHLMAN ROSE & CO

Composite U.S. Trading Vol. 2009-2012

Rank	Broker	Trading Vol. (mm of Shares)	Market Share	# of Reseach Analysts *	Vol. per Analyst (mm)
1	Cowen	28,160	0.5%	26	1,083
2	Cowen / Dahlman Rose	33,533	0.6%	39	860
3	Jefferies	74,051	1.3%	126	588
4	Leerink	7,484	0.1%	13	576
5	Piper Jaffray	17,454	0.3%	31	563
6	Oppenheimer	22,245	0.4%	40	556
7	Raymond James	21,178	0.4%	50	424
8	Robert W. Baird	19,677	0.4%	47	419
9	Dahlman Rose	5,373	0.1%	13	413
10	Stifel Nicolaus / KBW	54,334	1.0%	132	412
11	William Blair	10,010	0.2%	34	294
12	Lazard	6,962	0.1%	28	249
13	JMP Securities	5,222	0.1%	26	201
14	Needham & Co	3,653	0.1%	21	174
15	Roth	1,348	0.0%	24	56

Source: Aggregate equity trading volume for U.S. listed and Nasdaq securities per Bloomberg (excluding bulletin board). Trading ranks include investment banks only. Cowen analysts # only includes analysts that are currently publishing.

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16 We’ve Reshaped Cowen and Company in the Past Two Years... Enhancing Banking and Capital Markets Platform Recruited talented investment banking and capital markets individuals Focus efforts on Cowen’s 4 core verticals where the firm has the greatest impact Added new product capabilities such as fixed income (2010), PIPEs/registered direct (2010) and at-the-market offerings (2011) Upgrading Senior Management Positions New Director of Research, Robert Fagin (2012) New Co-head of Equities, Daniel Charney and Tom O’Mara (2012) New Co-heads of Investment Banking, Chris McCabe and Kevin Raidy (2011) Investing in New Capabilities that Leverage our Market Position Acquired KDC Securities, a specialized securities lending business (2012) Acquired ATM, a provider of algorithmic execution trading models, enhancing electronic capabilities (2012) Acquired LaBranche & Co., a market-maker in options, exchange-traded funds and futures (2011) Enhanced Options / Event Driven trading team (2011) Better Leveraging Cowen’s Strong Research and Distribution Focus on alignment of banking/research/sales Achieved operating leverage out of fundamental content and distribution system Added senior talent to research teams in sectors of focus including technology, healthcare and retail Thoughtfully Expanding Cowen’s Core Sector Focus Expansion into the natural resources supply chain is a natural complement to our model This is an ideal area: growth-oriented, research driven, capital consuming and M&A ripe Strategic Initiatives: Actions Taken:

...And This Transaction Has the Ability to Further Strengthen Cowen’s Platform III. COWEN AND COMPANY This transaction is about execution - something that the team at Cowen has experience doing That experience is fundamental to Cowen’s ability to further transform the Cowen platform through the acquisition of Dahlman Rose Success relies on Cowen’s ability to extract operating synergies while focusing on its core competencies within banking, research and equities to drive the topline 17

18 Questions?